                          ANNUITY PAYMENT OPTION RIDER
                                 ("this Rider")

This Rider is part of the Contract to which it is attached and is effective on issue. In the case of a conflict with any provision of the Contract, the provisions of this Rider will control.

ANNUITY PAYMENT OPTIONS

     a. Life Annuity / Life Annuity with Certain Period -- Fixed and/or Variable Annuity Payments will be made for the lifetime of the Annuitant with no Certain Period, or life and a 10 year Certain Period, or life and a 20 year Certain Period.

     b. Unit Refund Life Annuity - Variable Annuity Payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if:
          1. the number of Annuity Units initially purchased (determined by dividing the total dollar amount applied to purchase this option by the Annuity Unit value on the Annuity Commencement Date) is greater than;
          2. the number of Annuity Units paid as part of each Variable Annuity Payment multiplied by the number of annuity payments paid prior to death;
               then a refund payment equal to the number of Annuity Units determined by (1) minus (2) will be made.
               The refund payment value will be determined using the Annuity Unit value on the Valuation Date on which the refund payment is approved by LNL, after LNL is in receipt of:
               a)  due proof of death acceptable to LNL;
               b)  written authorization for payment; and
               c)  all claim forms, fully completed.

     c. Cash Refund Life Annuity -- Fixed Annuity Payments will be made for the lifetime of the Annuitant with the guarantee that upon death, if:
          1. the total dollar amount applied to purchase this option is greater than;
          2. the Fixed Annuity Payment multiplied by the number of annuity benefit payments paid prior to death;
               then a refund payment equal to the dollar amount of (1) minus (2) will be made.
               The refund payment will be paid upon approval by LNL, after LNL is in receipt of:
               a)  due proof of death acceptable to LNL;
               b)  written authorization for payment; and
               c)  all claim forms, fully completed.

     d. Joint Life Annuity / Joint Life Annuity with Certain Period -- Fixed and/or Variable Annuity Payments will be made during the joint life of the Annuitant and a Joint Annuitant. Payments will be made for joint life with no Certain Period, or joint life and a 10-year Certain Period, or joint life and a 20-year Certain Period. Upon the death of either Annuitant, annuity payments continue for the life of the surviving Annuitant.

     e. Joint Life and Two-Thirds to Survivor Annuity / Joint Life and Two-Thirds to Survivor Annuity with Certain Period -- Fixed and/or Variable Annuity Payments will be made during the joint life of the Annuitant and a Joint Annuitant. Upon the death of either Annuitant, two thirds of the annuity payment due while both Annuitants were alive will continue for the life of the surviving

Form 32147 8/03

          Annuitant. Payments will be made for joint life with no Certain Period, or joint life and a 10-year Certain Period, or joint life and a 20-year Certain Period.

     f.   Other options may be available as agreed upon in writing by LNL.

At the time an Annuity Payment Option is selected under the provisions of this Contract, the Owner may elect to have the Contract Value applied to provide a Variable Annuity Payment, a Fixed Annuity Payment, or a combination Fixed and Variable Annuity Payment. If no election is made, the Contract Value will be used to provide a Variable Annuity Payment.

                                        The Lincoln National Life Insurance
                                        Company


                                        /s/ Dede DeRosa
                                        Dede DeRosa
                                        SVP & Chief Operating Officer

             ANNUITY PURCHASE RATES UNDER A VARIABLE PAYMENT OPTION
                        WITH A 3.0% ASSUMED INTEREST RATE
             [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                 DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                       PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                              SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                    No               120               240
                  Period            Months            Months             Unit
   Age           Certain           Certain           Certain            Refund
--------------------------------------------------------------------------------
   60           $     4.33        $     4.29        $     4.13        $     4.09
   61                 4.43              4.38              4.20              4.16
   62                 4.53              4.47              4.27              4.23
   63                 4.64              4.57              4.34              4.31
   64                 4.75              4.68              4.40              4.39
   65                 4.87              4.79              4.47              4.48
   66                 5.00              4.90              4.55              4.57
   67                 5.15              5.03              4.61              4.67
   68                 5.30              5.16              4.68              4.77
   69                 5.46              5.30              4.75              4.87
   70                 5.64              5.44              4.81              4.98
   71                 5.83              5.60              4.88              5.10
   72                 6.03              5.76              4.93              5.22
   73                 6.25              5.93              4.99              5.35
   74                 6.50              6.10              5.04              5.48
   75                 6.76              6.29              5.08              5.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JOINT AND SURVIVOR ANNUITIES
--------------------------------------------------------------------------------
   Joint and Full to Survivor                   Joint and Two-Thirds to Survivor
         Certain Period                                  Certain Period
--------------------------------------------------------------------------------
                                      Joint
    None        120        240         Age        None         120         240
--------------------------------------------------------------------------------
  $   3.93   $   3.93    $   3.90       60      $   4.34    $   4.29    $   4.14
      4.00       4.00        3.96       61          4.43        4.38        4.20
      4.08       4.08        4.03       62          4.53        4.48        4.27
      4.17       4.16        4.10       63          4.64        4.58        4.34
      4.25       4.25        4.18       64          4.75        4.68        4.41
      4.35       4.34        4.25       65          4.88        4.79        4.48
      4.45       4.44        4.33       66          5.01        4.91        4.55
      4.56       4.55        4.41       67          5.15        5.03        4.61
      4.68       4.66        4.49       68          5.30        5.16        4.68
      4.80       4.78        4.57       69          5.46        5.29        4.75
      4.94       4.91        4.64       70          5.63        5.44        4.81
      5.08       5.05        4.72       71          5.81        5.59        4.87
      5.23       5.19        4.79       72          6.01        5.74        4.93
      5.40       5.34        4.86       73          6.22        5.91        4.98
      5.57       5.50        4.93       74          6.45        6.08        5.03
      5.77       5.67        4.99       75          6.70        6.25        5.08
--------------------------------------------------------------------------------

Age Adjustment Table
Year of Birth             Adjustment to Age
--------------------      -----------------
Before 1920                     +2
1920-1929                       +1
1930-1939                        0
1940-1949                       -1
1950-1959                       -2
1960-1969                       -3
1970-1979                       -4
1980-1989                       -5
1990-1999                       -6
2000-2009                       -7
2010-2019                       -8

          A VARIABLE ANNUITY PAYMENT WITH A 4.0% ASSUMED INTEREST RATE
             [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                 DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                       PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                              SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                     No               120               240
                   Period            Months            Months            Unit
   Age            Certain           Certain           Certain           Refund
--------------------------------------------------------------------------------
   60           $     4.88        $     4.83        $     4.66        $     4.67
   61                 4.97              4.92              4.72              4.74
   62                 5.07              5.01              4.79              4.82
   63                 5.18              5.11              4.85              4.90
   64                 5.30              5.21              4.92              4.99
   65                 5.42              5.32              4.99              5.08
   66                 5.55              5.43              5.05              5.17
   67                 5.69              5.55              5.12              5.27
   68                 5.84              5.68              5.18              5.38
   69                 6.00              5.82              5.25              5.49
   70                 6.18              5.96              5.31              5.61
   71                 6.37              6.11              5.37              5.73
   72                 6.57              6.27              5.42              5.86
   73                 6.80              6.44              5.47              6.00
   74                 7.04              6.61              5.52              6.14
   75                 7.30              6.79              5.56              6.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JOINT AND SURVIVOR ANNUITIES
--------------------------------------------------------------------------------
   Joint and Full to Survivor                   Joint and Two-Thirds to Survivor
         Certain Period                                  Certain Period
--------------------------------------------------------------------------------
                                      Joint
    None       120         240         Age        None        120         240
--------------------------------------------------------------------------------
  $   4.47   $   4.46    $   4.43       60      $   4.89    $   4.84    $   4.67
      4.54       4.53        4.49       61          4.98        4.92        4.73
      4.61       4.61        4.56       62          5.08        5.01        4.79
      4.69       4.69        4.63       63          5.19        5.11        4.86
      4.78       4.78        4.70       64          5.30        5.21        4.92
      4.88       4.87        4.77       65          5.42        5.32        4.99
      4.97       4.96        4.84       66          5.55        5.44        5.05
      5.08       5.07        4.92       67          5.69        5.56        5.12
      5.20       5.18        4.99       68          5.84        5.68        5.18
      5.32       5.30        5.07       69          6.00        5.82        5.25
      5.45       5.42        5.14       70          6.17        5.96        5.31
      5.59       5.56        5.22       71          6.36        6.10        5.36
      5.74       5.70        5.29       72          6.55        6.25        5.42
      5.91       5.85        5.35       73          6.76        6.41        5.47
      6.08       6.01        5.41       74          6.99        6.58        5.52
      6.27       6.17        5.47       75          7.24        6.75        5.56
--------------------------------------------------------------------------------
Age Adjustment Table
Year of Birth             Adjustment to Age
--------------------      -----------------
Before 1920                     +2
1920-1929                       +1
1930-1939                        0
1940-1949                       -1
1950-1959                       -2
1960-1969                       -3
1970-1979                       -4
1980-1989                       -5
1990-1999                       -6
2000-2009                       -7
2010-2019                       -8

          A VARIABLE ANNUITY PAYMENT WITH A 5.0% ASSUMED INTEREST RATE
             [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                 DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                       PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                              SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                     No               120               240
                   Period            Months            Months            Unit
   Age            Certain            Certain          Certain           Refund
--------------------------------------------------------------------------------
   60           $     5.45        $     5.39        $     5.21        $     5.27
   61                 5.55              5.48              5.27              5.34
   62                 5.64              5.57              5.33              5.42
   63                 5.75              5.66              5.39              5.50
   64                 5.86              5.76              5.46              5.59
   65                 5.98              5.87              5.52              5.68
   66                 6.11              5.98              5.58              5.77
   67                 6.25              6.10              5.64              5.87
   68                 6.40              6.22              5.70              5.98
   69                 6.56              6.35              5.76              6.10
   70                 6.73              6.49              5.82              6.22
   71                 6.92              6.64              5.88              6.35
   72                 7.13              6.80              5.93              6.48
   73                 7.35              6.96              5.98              6.62
   74                 7.60              7.13              6.02              6.77
   75                 7.86              7.30              6.06              6.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JOINT AND SURVIVOR ANNUITIES
--------------------------------------------------------------------------------
   Joint and Full to Survivor                   Joint and Two-Thirds to Survivor
         Certain Period                                  Certain Period
--------------------------------------------------------------------------------
                                      Joint
   None         120         240        Age        None        120         240
--------------------------------------------------------------------------------
  $   5.03   $   5.03    $   4.99       60      $   5.46    $   5.40    $   5.22
      5.10       5.09        5.05       61          5.55        5.48        5.28
      5.17       5.17        5.11       62          5.65        5.57        5.34
      5.25       5.24        5.18       63          5.75        5.67        5.40
      5.33       5.33        5.24       64          5.86        5.77        5.46
      5.42       5.41        5.31       65          5.98        5.87        5.52
      5.52       5.51        5.38       66          6.11        5.98        5.58
      5.62       5.61        5.45       67          6.25        6.10        5.64
      5.73       5.72        5.52       68          6.40        6.22        5.70
      5.85       5.83        5.59       69          6.56        6.35        5.76
      5.98       5.95        5.66       70          6.73        6.49        5.82
      6.12       6.08        5.73       71          6.91        6.63        5.87
      6.27       6.22        5.80       72          7.11        6.78        5.93
      6.43       6.37        5.86       73          7.32        6.94        5.97
      6.61       6.52        5.92       74          7.55        7.10        6.02
      6.80       6.69        5.97       75          7.79        7.26        6.06
--------------------------------------------------------------------------------
Age Adjustment Table
Year of Birth             Adjustment to Age
--------------------      -----------------
Before 1920                     +2
1920-1929                       +1
1930-1939                        0
1940-1949                       -1
1950-1959                       -2
1960-1969                       -3
1970-1979                       -4
1980-1989                       -5
1990-1999                       -6
2000-2009                       -7
2010-2019                       -8

          A VARIABLE ANNUITY PAYMENT WITH A 6.0% ASSUMED INTEREST RATE
             [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                 DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                       PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                              SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                     No               120               240
                   Period            Months            Months             Unit
   Age            Certain           Certain           Certain            Refund
--------------------------------------------------------------------------------
   60           $     6.05        $     5.98        $     5.78        $     5.87
   61                 6.13              6.06              5.84              5.95
   62                 6.23              6.14              5.90              6.02
   63                 6.33              6.23              5.95              6.10
   64                 6.44              6.33              6.01              6.19
   65                 6.56              6.43              6.07              6.28
   66                 6.69              6.54              6.13              6.38
   67                 6.82              6.65              6.19              6.48
   68                 6.97              6.78              6.24              6.59
   69                 7.13              6.90              6.30              6.71
   70                 7.30              7.04              6.35              6.83
   71                 7.49              7.18              6.40              6.96
   72                 7.70              7.33              6.45              7.10
   73                 7.92              7.49              6.50              7.24
   74                 8.16              7.65              6.54              7.40
   75                 8.43              7.82              6.58              7.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JOINT AND SURVIVOR ANNUITIES
--------------------------------------------------------------------------------
   Joint and Full to Survivor                   Joint and Two-Thirds to Survivor
         Certain Period                                  Certain Period
--------------------------------------------------------------------------------
                                      Joint
   None         120         240        Age        None        120          240
--------------------------------------------------------------------------------
      5.61   $   5.61    $   5.57       60      $   6.05    $   5.98    $   5.79
      5.68       5.67        5.63       61          6.14        6.06        5.84
      5.75       5.74        5.69       62          6.23        6.15        5.90
      5.82       5.82        5.75       63          6.34        6.24        5.96
      5.90       5.89        5.81       64          6.45        6.33        6.01
      5.99       5.98        5.87       65          6.56        6.43        6.07
      6.08       6.07        5.94       66          6.69        6.54        6.13
      6.18       6.17        6.00       67          6.82        6.66        6.19
      6.29       6.27        6.07       68          6.97        6.77        6.24
      6.41       6.38        6.14       69          7.13        6.90        6.30
      6.53       6.50        6.20       70          7.30        7.03        6.35
      6.67       6.63        6.27       71          7.48        7.17        6.40
      6.81       6.76        6.33       72          7.67        7.32        6.45
      6.97       6.90        6.39       73          7.89        7.47        6.50
      7.14       7.05        6.44       74          8.11        7.62        6.54
      7.33       7.21        6.50       75          8.36        7.79        6.57
--------------------------------------------------------------------------------
Age Adjustment Table
Year of Birth             Adjustment to Age
--------------------      -----------------
Before 1920                    +2
1920-1929                      +1
1930-1939                       0
1940-1949                      -1
1950-1959                      -2
1960-1969                      -3
1970-1979                      -4
1980-1989                      -5
1990-1999                      -6
2000-2009                      -7
2010-2019                      -8

              ANNUITY PURCHASE RATES UNDER A FIXED ANNUITY PAYMENT
                            WITH A 1.5% INTEREST RATE
             [1983 'a' Individual Annuity Mortality Table, modified]
--------------------------------------------------------------------------------
                 DOLLAR AMOUNT OF FIRST MONTHLY PAYMENT WHICH IS
                       PURCHASED WITH EACH $1,000 APPLIED
--------------------------------------------------------------------------------
                              SINGLE LIFE ANNUITIES
--------------------------------------------------------------------------------
                     No               120               240
                   Period            Months            Months             Cash
   Age            Certain           Certain           Certain            Refund
--------------------------------------------------------------------------------
   60           $    3.63         $     3.59        $     3.46        $     3.28
   61                3.72               3.69              3.53              3.35
   62                3.83               3.78              3.60              3.42
   63                3.94               3.89              3.68              3.50
   64                4.06               4.00              3.75              3.57
   65                4.18               4.11              3.83              3.65
   66                4.32               4.24              3.91              3.74
   67                4.46               4.37              3.98              3.82
   68                4.61               4.50              4.06              3.92
   69                4.78               4.65              4.13              4.01
   70                4.96               4.80              4.20              4.11
   71                5.15               4.96              4.27              4.22
   72                5.36               5.13              4.33              4.33
   73                5.58               5.30              4.39              4.45
   74                5.83               5.48              4.44              4.57
   75                6.09               5.67              4.49              4.69
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          JOINT AND SURVIVOR ANNUITIES
--------------------------------------------------------------------------------
   Joint and Full to Survivor                   Joint and Two-Thirds to Survivor
         Certain Period                                  Certain Period
--------------------------------------------------------------------------------
                                      Joint
    None       120          240        Age        None         120         240
--------------------------------------------------------------------------------
  $   3.24   $   3.24    $   3.22       60      $   3.63    $   3.60    $   3.46
      3.32       3.32        3.29       61          3.73        3.69        3.54
      3.40       3.40        3.36       62          3.83        3.79        3.61
      3.49       3.49        3.44       63          3.94        3.89        3.68
      3.59       3.58        3.52       64          4.06        4.00        3.76
      3.69       3.68        3.60       65          4.19        4.12        3.83
      3.79       3.78        3.68       66          4.32        4.24        3.91
      3.90       3.89        3.77       67          4.46        4.37        3.98
      4.02       4.01        3.85       68          4.62        4.50        4.06
      4.15       4.14        3.94       69          4.78        4.64        4.13
      4.29       4.27        4.02       70          4.95        4.79        4.20
      4.44       4.41        4.10       71          5.14        4.95        4.26
      4.59       4.56        4.18       72          5.34        5.11        4.33
      4.76       4.72        4.26       73          5.55        5.28        4.39
      4.94       4.88        4.33       74          5.78        5.46        4.44
      5.14       5.06        4.39       75          6.03        5.64        4.49
--------------------------------------------------------------------------------
Age Adjustment Table
Year of Birth             Adjustment to Age
--------------------      -----------------
Before 1920                     +2
1920-1929                       +1
1930-1939                        0
1940-1949                       -1
1950-1959                       -2
1960-1969                       -3
1970-1979                       -4
1980-1989                       -5
1990-1999                       -6
2000-2009                       -7
2010-2019                       -8